Exhibit 24.1
                             Powers of Attorney
                    Signature Page of This Registration

                                 SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beloit, State of Wisconsin, on this 27th day of March, 1998.

                                 REGAL-BELOIT CORPORATION
                                 REGISTRANT

                                 By: JAMES L. PACKARD
                                     ---------------------
                                     James L. Packard
                                     Chairman, President
                                     and Chief Executive Officer

                             POWERS OF ATTORNEY

Each person whose signature appears below constitutes and appoints
James L. Packard and Kenneth F. Kaplan, and each of them, as his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission and any state of the U.S., granting unto said attorneys-in-fact and agents full power and authority to do and perform each act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature              Title                             Date
     ---------              -----                             ----
JAMES L. PACKARD
-----------------------    Chairman, President and            March 27, 1998
James L. Packard           Chief Executive Officer


KENNETH F. KAPLAN
-----------------------    Secretary, Vice President          March 27, 1998
Kenneth F. Kaplan          and Chief Financial Officer


HENRY W. KNUEPPEL
-----------------------    Executive Vice President           March 27, 1998
Henry W. Knueppel          Director


FRANK E. BAUCHIERO
-----------------------    Director                           March 27, 1998
Frank E. Bauchiero


J. REED COLEMAN
-----------------------    Director                           March 27, 1998
J. Reed Coleman


JOHN M. ELDRED
-----------------------    Director                           March 27, 1998
John M. Eldred


STEPHEN N. GRAFF
-----------------------    Director                           March 27, 1998
Stephen N. Graff


G. FREDERICK KASTEN JR.
-----------------------    Director                           March 27, 1998
G. Frederick Kasten, Jr.


WILLIAM W. KEEFER
-----------------------    Director                           March 27, 1998
William W. Keefer


JOHN A. MCKAY
-----------------------    Director                           March 27, 1998
John A. McKay

The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beloit, State of Wisconsin, on March 27, 1998.


                                  REGAL-BELOIT CORPORATION
                                  PLAN


                                  By:  JAMES L. PACKARD
                                       ----------------
                                       James L. Packard
                                       Plan Sponsor
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